UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2016

PARKWAY, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-37819	61-1796261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bank of America Center, 390 North Orange Avenue, Suite 2400, Orlando, Florida		32801
(Address of Principal Executive Offices)		(Zip code)

(407) 650-0593

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On October 5, 2016, Parkway, Inc. (the “Company”), entered into a Separation, Distribution and Transition Services Agreement (the “Separation and Distribution Agreement”), a Tax Matters Agreement (the “Tax Matters Agreement”) and an Employee Matters Agreement (the “Employee Matters Agreement”), in each case with Cousins Properties Incorporated (“Cousins”), Cousins Properties LP, Clinic Sub Inc., Parkway Properties, Inc. (“Legacy Parkway”), Parkway Properties LP, Parkway Properties General Partners, Inc. and Parkway Operating Partnership LP. These agreements generally set forth the terms of the previously announced spin-off of the Company’s outstanding capital stock by Cousins (the “Distribution”) and the framework for the Company’s relationship with Cousins following the Distribution. The Distribution currently is expected to be completed on October 7, 2016, which would be the business day following the previously announced merger of Legacy Parkway with and into Clinic Sub Inc., a subsidiary of Cousins (the “Merger”). The Merger is expected to be completed on October 6, 2016.

Separation and Distribution Agreement

As previously disclosed, following the effective time of the Merger but prior to the Distribution, Cousins will reorganize the combined businesses of Cousins and Legacy Parkway (the “UPREIT Reorganization”) and will separate the Houston assets from the remainder of the combined businesses (the “Separation”). The Separation and Distribution Agreement sets forth the various individual transactions to be consummated that comprise the Separation and the UPREIT Reorganization, including the assets to be transferred and liabilities to be assumed by the Company. In addition, the agreement provides for certain cash assets to be retained or contributed to the Company. The Separation and Distribution Agreement generally provides that the parties will use commercially reasonable efforts to cause the Separation, the UPREIT Reorganization and the Distribution to be consummated, including causing the conditions precedent to the Distribution to be satisfied, obtaining and making all necessary approvals and filings, obtaining third party consents, and executing any other necessary instruments. The Separation and Distribution Agreement also includes various post-closing covenants, including with respect to certain transition services to be provided between the parties, the treatment of the parties’ insurance policies, non-solicitation of the parties’ employees, information sharing and other operational matters. The Separation and Distribution Agreement includes a mutual release by the Company, on the one hand, and Cousins, on the other hand, of the other party from certain specified liabilities. The Separation and Distribution Agreement also contains a mutual indemnification covenant pursuant to which the Company and Cousins have agreed to indemnify each other from certain specified liabilities.

A summary of the material terms of the Separation and Distribution Agreement is set forth under the caption “The Separation, the UPREIT Reorganization and the Distribution—The Separation and Distribution Agreement” in the preliminary information statement included as Exhibit 99.1 to Amendment No. 3 to the Company’s Registration Statement on Form 10 (File No. 001-37819) filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 9, 2016, the final version of which was included as Exhibit 99.1 to the Current Report on Form 8-K filed with the SEC on September 28, 2016 (the “Information Statement”) and is incorporated by reference herein. The description of the Separation and Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation and Distribution Agreement, attached as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Tax Matters Agreement

The Tax Matters Agreement addresses the preparation and filing of tax returns, apportionment of taxes among the Company and Cousins, tax refunds, tax attributes and deductions, conduct of tax proceedings and the intended federal income tax characterization of the separation of certain assets from the remainder of the combined businesses of Cousins and Legacy Parkway, the reorganization of the combined businesses of Cousins and Legacy Parkway through a series of transactions and the Distribution, as well as the agreed upon reporting thereof. A summary of the material terms of the Tax Matters Agreement is set forth in the Information Statement under the caption “The Separation, the UPREIT Reorganization and the Distribution—Related Agreements—Tax Matters Agreement” and is incorporated by reference herein. The description of the Tax Matters Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Tax Matters Agreement, attached as Exhibit 2.2 to this Current Report on Form 8-K, which is incorporated by reference herein.

Employee Matters Agreement

The Employee Matters Agreement allocates among the Company and Cousins liabilities and responsibilities relating to certain employee matters, employee compensation and employee benefits plans and programs and other related matters.

Generally, under the Employee Matters Agreement, the Company will assume all liabilities under employee benefit plans that the Company establishes and that the Company assumes from Legacy Parkway, all liabilities relating to the Company’s employees who transfer from Legacy Parkway regardless of when incurred (except to extent covered by insurance maintained by Cousins), and all liabilities relating to the Company’s employees who transfer from Cousins if incurred following the Distribution. The Company will also assume certain employee benefit plans and agreements of Cousins and Legacy Parkway, including certain employment agreements, Legacy Parkway’s defined contribution profit-sharing plan with a salary deferral feature under Section 401(k) of the Internal Revenue Code of 1986, as amended, and certain health and welfare plans. The Employee Matters Agreement also describes the treatment of outstanding equity awards and certain other outstanding cash incentive and commission awards and sets forth the general principles relating to employee matters.

A summary of the material terms of the Employee Matters Agreement is set forth in the Information Statement under the caption “The Separation, the UPREIT Reorganization and the Distribution—Related Agreements—Employee Matters Agreement” and is incorporated by reference herein. The description of the Employee Matters Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employee Matters Agreement, attached as Exhibit 2.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Separation, Distribution and Transition Services Agreement, dated October 5, 2016, by and among Cousins Properties Incorporated, Cousins Properties LP, Clinic Sub Inc., Parkway Properties, Inc., Parkway Properties LP, Parkway Properties General Partners, Inc., Parkway, Inc. and Parkway Operating Partnership LP.

2.2	Tax Matters Agreement, dated October 5, 2016, by and among Cousins Properties Incorporated, Cousins Properties LP, Clinic Sub Inc., Parkway Properties, Inc., Parkway Properties LP, Parkway Properties General Partners, Inc., Parkway, Inc. and Parkway Operating Partnership LP.

2.3	Employee Matters Agreement, dated October 5, 2016, by and among Cousins Properties Incorporated, Cousins Properties LP, Clinic Sub Inc., Parkway Properties, Inc., Parkway Properties LP, Parkway Properties General Partners, Inc., Parkway, Inc. and Parkway Operating Partnership LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2016	PARKWAY, INC.

	BY:	/s/ A. Noni Holmes-Kidd
A. Noni Holmes-Kidd
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Separation, Distribution and Transition Services Agreement, dated October 5, 2016, by and among Cousins Properties Incorporated, Cousins Properties LP, Clinic Sub Inc., Parkway Properties, Inc., Parkway Properties LP, Parkway Properties General Partners, Inc., Parkway, Inc. and Parkway Operating Partnership LP.

2.2	Tax Matters Agreement, dated October 5, 2016, by and among Cousins Properties Incorporated, Cousins Properties LP, Clinic Sub Inc., Parkway Properties, Inc., Parkway Properties LP, Parkway Properties General Partners, Inc., Parkway, Inc. and Parkway Operating Partnership LP.

2.3	Employee Matters Agreement, dated October 5, 2016, by and among Cousins Properties Incorporated, Cousins Properties LP, Clinic Sub Inc., Parkway Properties, Inc., Parkway Properties LP, Parkway Properties General Partners, Inc., Parkway, Inc. and Parkway Operating Partnership LP.